EXHIBIT 99.2
Copano Energy NASDAQ: CPNO The Growing Impact of Natural Gas Resource Plays RBC Capital Markets MLP Conference Dallas, TX November 15 - 16, 2007

Disclaimer Statements made by representatives of Copano Energy, L.L.C. (the "Company") during this presentation may constitute "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Underlying these forward-looking statements are certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements in this presentation include statements related to Cantera's expected future results of operations. Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then the Company's actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company's failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Copano Overview

Introduction to Copano Energy, L.L.C. Growth-oriented midstream energy company founded in 1992 Built through acquisitions - over 40 acquisitions plus extensive construction and integration projects Significant pipeline growth - from 23 miles to over 6,000 active miles Six processing plants (a) - 1,070 MMcf/d of combined processing capacity Prominent producer services franchise in three active producing regions Texas Gulf Coast - South Texas Mid-Continent - Central and Eastern Oklahoma and Northern Fort Worth Basin in Texas Rocky Mountains - Powder River Basin in Wyoming (a) includes majority interest in Southern Dome, LLC

Overview Strong producer and customer focus Highly competitive and flexible services Provides midstream services to approximately 1,500,000 MMBtu/day of natural gas Financial Profile - LTM 9/30/07: Revenue (a): $991.2 million Total Segment Gross Margin (a): $188.1 million EBITDA (a): $122.1 million Current Equity Market Cap: $2.1 billion (b) Current Enterprise Value: $2.7 billion (b) (a) Total Segment Gross Margin and EBITDA are non-GAAP financial measures. For definitions and reconciliations to comparable GAAP measures, see Appendix. Metrics do not include Cantera results from operations. (b) Equity value as of November 12, 2007. Reflects Cantera acquisition financings.

Copano's LLC Structure Characteristic Typical MLP Copano Energy C-Corp Non-Taxable Entity Yes Yes No Tax Shield on Distributions Yes Yes No Tax Reporting Schedule K-1 Schedule K-1 Form 1099 General Partner Yes No No Incentive Distribution Rights Yes; up to 50% No No Voting Rights No Yes Yes

LLC Benefits No entity-level taxation No general partner splits ("incentive distribution rights") Reduces cost of equity Greater ease of equity issuance Greater appeal to institutional investors Stronger governance Truly independent board Elected by unitholders

Total Return Performance (a) Copano has also outperformed both the Alerian MLP Total Return Index (AMZX) and the S&P 500 in terms of total return since its IPO Source: Bloomberg (a) As of November 12, 2007. Assumes distributions reinvested. +314% +57% +24%

Distribution Growth (1) (1) All pre-1Q 2007 distributions are restated to account for the impact of Copano's 3/30/07 two-for-one unit split. (2) Actual $0.10 distribution per unit was for the partial quarterly period from the IPO closing on November 15, 2004 through December 31, 2004. On October 17, 2007, Copano announced its eleventh consecutive (3Q 2007) increase in quarterly distributions since its IPO. The distribution will be payable on November 14, 2007 to holders of record of Common Units at the close of business on November 1, 2007.

CPNO Distributions vs. MLP with IDR's Note: Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP. Copano's Q3 2007 distribution is approximately 31% higher as an LLC than if it were a traditional MLP with IDRs

General Partner Incentive Distribution Loads Note: Market data as of 11/12/07 (1) To be adjusted pending shareholder vote of announced transaction between MWE & MWP

Impact of Natural Gas Resource Plays

Overview Copano defines a resource play as any large scale development play driven by execution rather than geologic risk Copano's access to resource play gas has increased significantly since IPO

Copano's Natural Gas Resource Plays * Play Location Date Copano Service Commenced Hunton/Limestone De-watering Central Oklahoma August 2005 Osage Coalbed Methane North Central Oklahoma August 2005 Woodford Shale Southeast Oklahoma June 2006 Tri-County Barnett Shale Interval Oil Play North Texas May 2007 Powder River Basin Coalbed Methane Wyoming October 2007 * Geologic, engineering and drilling economics information are based on discussions with producers, independent reservoir engineers and other industry information sources but, has not been independently verified.

Hunton/Limestone De-watering Location Central Oklahoma Copano System Stroud Potential Total Acreage of Play Approximately 1.5 - 2 million acres in Copano's operating region Approximate Copano Acreage Commitment 1.3+ million acres Expected Well Density 160 - 320 acres (eventual downsizing likely) Typical Expected EUR/well 1.2 Bcf Typical Gas Quality 6+ GPM with nitrogen Projected Typical F&D Costs $1.70/Mcf Notes Producers also recover condensate with rich gas

Osage Coalbed Methane Location North Central Oklahoma Copano System Osage Potential Total Acreage of Play Approximately 700,000 acres Approximate Copano Acreage Commitment Pipeline capacity commitment Expected Well Density 80 - 160 acres Typical Expected EUR/well 150 - 300 MMcf Typical Gas Quality Pipeline quality gas (delivered at very low pressure) Projected Typical F&D Costs $2.00/Mcf Notes Well density depends on area; expected EUR depends on depth and number of coals; gas requires compression and dehydration.

Woodford Shale Location Southeast Oklahoma Copano System Cyclone (Mountains) & Tomahawk Line Potential Total Acreage of Play 2.5 million acres (current drilling activity area is 1 million acres) Approximate Copano Acreage Commitment Developing - over 50,000 acres Expected Well Density Up to 640 acres (potential downsizing to 160 acres) Typical Expected EUR/well 1 - 4 Bcf Typical Gas Quality Varies up to 4+ GPM, CO2 up to 9% Projected Typical F&D Costs $4.50 - $5.00/Mcf Notes Highly competitive

Tri-County Barnett Shale Interval Oil Play Location North Texas Copano System Tri-County Potential Total Acreage of Play 135,000 acres Approximate Copano Acreage Commitment 50,000 acres Expected Well Density 20 - 40 acres Typical Expected EUR/well Approximately 350 MMcf (varies) Typical Gas Quality 5.5 GPM with CO2 (4 - 9%) Projected Typical F&D Costs $3.00/Mcf ($2.00/Mcfe) Notes Casinghead gas - oil alone justifies drilling economics

Powder River Basin Coalbed Methane Location Wyoming Copano System Bighorn & Fort Union Potential Total Acreage of Play 5.5 million acres Approximate Copano Acreage Commitment Bighorn - over 1 million acres Fort Union - 3 million acres (area of mutual interest) Expected Well Density 80 acres (Wyoming statewide proration rule) Typical Expected EUR/well 500 MMcf (varies) Typical Gas Quality Pipeline quality gas (delivered at very low pressure) Projected Typical F&D Costs $2.15 - $3.25/Mcf Notes Most active coalbed methane play in the U.S.

Appendix

Reconciliation of Non-GAAP Financial Measures Gross Margin We define our total segment gross margin as our segment revenue less cost of sales. Cost of sales includes the following costs and expenses: cost of natural gas and NGLs purchased by us from third parties, cost of natural gas and NGLs purchased by us from affiliates, costs we pay third parties to transport our volumes and costs we pay our affiliates to transport our volumes. We view total segment gross margin as an important performance measure of the core profitability of our operations. This measure is a key component of our internal financial reporting and is used by our senior management in deciding how to allocate capital resources among business segments. We believe that investors benefit from having access to the same financial measures that our management uses. The GAAP measure most directly comparable to total segment gross margin is operating income. The following table presents a reconciliation of the non-GAAP financial measure of total segment gross margin (which consists of the sum of individual segment gross margins) to operating income on a historical basis:

Reconciliation of Non-GAAP Financial Measures EBITDA We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others, to assess: the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. EBITDA is also a financial measurement that, with certain negotiated adjustments, is reported to our lenders and is used to compute our financial covenants. EBITDA should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA or similarly titled measures of other entities, as other entities may not calculate EBITDA in the same manner as we do. The following table presents a reconciliation of the non-GAAP financial measure of EBITDA to the GAAP financial measure of net income (loss):

Copano Energy NASDAQ: CPNO